Supplement dated May 22, 2012

To

DAVIS SERIES, INC.

Statement of Additional Information

dated April 30, 2012

The information concerning F. Jack Liebau, Jr. in the two tables within the section of the statement of additional information entitled “Portfolio Managers” has been amended and restated as follows below.

PORTFOLIO MANAGERS

Other Accounts Managed as of December 31, 2011

Portfolio Managers	Number of RICs(2)	Assets(1) in RICs(2)	Number of OPIV(3)	Assets(1) in OPIV(3)	Number of OA(4)	Assets(1) in OA(4)
F. Jack Liebau, Jr.	0	$0	0	$0	68	$314 Million

Ownership of Fund Shares

As of December 31, 2011, the portfolio managers had invested the following amounts in the Fund.

	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Davis Opportunity Fund
F. Jack Liebau, Jr.						X